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                                                                 Exhibit 23.1


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


          As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (file Nos. 33-34629, 33-40766, 33-40767, 33-42655, 33-43651, 33-
          63052, 33-63054, 33-53755 and 33-59669) and Form S-3 (file No.
          33-53287).



                                            /s/  ARTHUR ANDERSEN LLP



          Boston, Massachusetts
          March 1, 1996